UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2005

NOBLE ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-07964 Commission File Number	73-0785597 (I.R.S. Employer Identification No.)

100 Glenborough, Suite 100 Houston, Texas (Address of principal executive offices)		77067 (Zip Code)

Registrant’s telephone number, including area code: (281) 872-3100

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
SIGNATURE

This Current Report on Form 8-K/A amends and corrects Item 1.01 of the Current Report on Form 8-K filed by Noble Energy, Inc. (the “Company”) on May 20, 2005 with respect to the vesting period for stock options granted to Jeffrey L. Berenson and Thomas J. Edelman.

Item 1.01.   Entry into a Material Definitive Agreement.

     The options to purchase 5,600 shares of the Company’s common stock at an exercise price of $66.87 per share granted to each of Messrs. Berenson and Edelman pursuant to the 2005 Stock Plan for Non-Employee Directors of Noble Energy, Inc. will vest fully on May 16, 2006. The vesting of the options will accelerate in the event of the non-employee director’s death, disability or mandatory retirement, or upon a change in control of the Company.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.
Date: June 15, 2005	By:	/s/ Arnold J. Johnson
Arnold J. Johnson
Vice President, General Counsel & Secretary

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